TRUST NOTE

                   THE NORTHERN TRUST COMPANY, AS TRUSTEE


 $260,037,500.00                                        July 2, 1998


           FOR VALUE RECEIVED, the undersigned, THE NORTHERN TRUST COMPANY, solely in its capacity as trustee (the "Trustee"), under the Benefit Trust Agreement dated July 2, 1998 (the "Trust Agreement") between the Trustee and Snap-On Incorporated (the "Company"), hereby unconditionally promises to pay to the order of the Company the principal amount of Two Hundred Sixty Million Thirty Seven Thousand Five Hundred Dollars ($260,037,500.00) (the "Original Principal Amount"), with interest (computed on the basis of the actual number of days elapsed over a year of 365 days) on the unpaid principal balance at the rate of 5.80% per annum from and including the date hereof, until the principal hereof shall be paid in full.

           This Note is issued by the Trustee pursuant to the Stock Purchase Agreement, dated the date hereof, between the Company and the Trustee (the "Stock Purchase Agreement") as payment for the Acquired Shares, as defined in the Stock Purchase Agreement, and is the Note referred to in Section 2.1(a) of the Trust Agreement. This Note is entitled to the benefits, and shall be subject to the applicable provisions, of the Stock Purchase Agreement and the Trust Agreement, including, but not limited to, the provisions of Section 2.2 of the Trust Agreement. The Trustee is executing this Note solely in its capacity as trustee under the Trust Agreement. The Trustee shall have no liability or obligation of any kind in its individual capacity to the Company or its successors as a result of the execution or issuance of this Note.

           The unpaid principal balance and accrued and unpaid interest hereunder shall be due and payable in accordance with the following schedule, if not sooner paid:

           accrued and unpaid interest shall be due and payable on each payment date for the payment of a quarterly cash dividend by the Company, but only to the extent of cash dividends paid on Acquired Shares and other shares of Common Stock (as defined in the Trust Agreement) held in the Trust (as defined in the Trust Agreement) on the record date for the payment of such dividend;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 1999;

           2.5% of the Original Principal Amount plus accrued and unpaid
           interest, on or before June   30, 2000;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2001;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2002;

           23.33% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2003;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2004;

           2.5% of the Original Principal Amount plus accrued and unpaid
           interest, on or before June   30, 2005;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2006;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2007;

           23.33% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2008;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2009;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2010;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2011;

           2.5% of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2012; and

           the remainder of the Original Principal Amount plus accrued and unpaid interest, on or before June 30, 2013.


 The Trustee shall have the right to prepay principal or interest owed by the Trustee under this Note in whole or in part at any time without penalty and shall be obligated to prepay principal and interest under this Note (without penalty) to the extent necessary to release from collateral (pursuant to Section 3.2 of the Trust Agreement) a sufficient number of Acquired Shares to satisfy the Company's obligations to issue shares of its common stock upon the exercise of stock options issued to employees under the Stock Option Plan (as defined in the` Trust Agreement). To the extent of any such prepayment of principal, principal amounts due under the foregoing schedule shall be reduced in the order of their maturity. Upon termination of the Trust, the unpaid principal balance and accrued and unpaid interest hereunder shall become due and payable in full. If any payment of principal or interest owed by the Trustee under this Note becomes due and payable on a day other than a business day in the State of Wisconsin, the maturity thereof shall be extended to the next succeeding business day.

           The Trustee hereby waives presentment, demand, protest and notice of dishonor.

           The Trustee hereby pledges to the Company, subject to Section 3.3 of the Trust Agreement (relating to the delivery of assets to creditors of the Company), (i) the Acquired Shares and (ii) any earnings thereon and any proceeds realized from the sale, exchange or other disposition of such Acquired Shares ("Pledged Proceeds"; and collectively, the "Collateral"). The Acquired Shares and Pledged Proceeds shall cease to constitute Collateral at the times and to the extent set forth in the Trust Agreement. The Trustee shall be entitled to exercise any and all voting, conversion and other rights pertaining to the Acquired Shares or any part thereof in the manner prescribed in the Trust Agreement.

           The Trustee shall be obligated to make the payments indicated as aforesaid only from (i) cash dividends received by the Trustee in respect of the Acquired Shares and other shares of Common Stock held in the Trust, which dividends have not previously been applied for such purpose, (ii) cash contributions made for such purpose by the Company or any corporation affiliated therewith and earnings thereon, and (iii) other Pledged Proceeds then constituting Collateral.

           Any failure by the Company to exercise any right, remedy or recourse shall not be deemed a waiver or release of same, such waiver or release or any other modification of any such right, remedy or recourse to be effective only if set forth in a written document executed by the Company and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to or as a waiver or release of any subsequent event. The acceptance by the Company of payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any right, remedy or recourse at that time or at any subsequent time, or nullify any prior exercise of any such right, remedy or recourse without the express written consent of the Company.

           Subject to the provisions hereof, and to the extent not inconsistent with applicable law, in the event of default hereunder, the Trustee agrees to pay from Trust assets all reasonable costs of collection hereof when billed therefore, including reasonable attorneys' fees, whether or not any action shall be instituted to enforce this Note.

           All of the terms of this Note shall be binding upon the Trustee and the Trustee's successors and assigns (including without limitation any successor trustee under the Trust Agreement), and all references herein to the "Trustee" shall refer to such successors and assigns.

           This Note shall be construed in accordance with and shall be governed by the law of the State of Delaware without regard to its conflicts of law doctrine.


                               THE NORTHERN TRUST COMPANY,
                                 solely in its
                                 capacity as trustee
                                 under the Trust Agreement


                               By: /s/ John J. Malusa
                                  ____________________________
                                    Name: John J. Malusa
                                    Title: Vice President